News Release
Investor Contact: Joseph Krocheski, Joseph.Krocheski@molinahealthcare.com, 562-549-4100
Media Contact: Caroline Zubieta, Caroline.Zubieta@molinahealthcare.com, 562-951-1588

Molina Healthcare Reports Third Quarter 2023 Financial Results
Affirms Full Year 2023 Earnings Guidance

Long Beach, Calif, October 25, 2023 – Molina Healthcare, Inc. (NYSE: MOH) (the “Company”) today reported third quarter 2023 GAAP earnings per diluted share of $4.21 and adjusted earnings per diluted share of $5.05. Financial results are summarized below:

	Three months ended		Nine months ended
	September 30,		September 30,
	2023	2022	2023	2022

(In millions, except per-share results)
Premium Revenue	$8,240	$7,636	$24,167	$22,966
Total Revenue	$8,548	$7,927	$25,024	$23,751

GAAP:
Net Income	$245	$230	$875	$736
EPS – Diluted	$4.21	$3.95	$15.08	$12.58
Medical Care Ratio (MCR)	88.7%	88.4%	87.8%	87.9%
G&A Ratio	7.1%	7.1%	7.3%	7.1%
After-tax Margin	2.9%	2.9%	3.5%	3.1%

Adjusted:
Net Income	$294	$254	$958	$808
EPS – Diluted	$5.05	$4.36	$16.50	$13.81
G&A Ratio	7.1%	6.9%	7.2%	6.9%
After-tax Margin	3.4%	3.2%	3.8%	3.4%

See the Reconciliation of Unaudited Non-GAAP Financial Measures at the end of this release.

Quarter Highlights
•As of September 30, 2023, the Company served approximately 5.2 million members, an increase of 1% year over year.
•Premium revenue was approximately $8.2 billion for the third quarter of 2023, an increase of 8% year over year.
•GAAP net income was $4.21 per diluted share for the third quarter of 2023, an increase of 7% year over year.
•Adjusted net income was $5.05 per diluted share for the third quarter of 2023, an increase of 16% year over year.
•The Company affirms its full-year 2023 adjusted earnings guidance of at least $20.75 per diluted share, an increase of 16% year over year.

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
“We are very pleased with our third-quarter performance,” said Joseph Zubretsky, President and Chief Executive Officer. “We have maintained our attractive margin profile during this unprecedented industry-wide redetermination process while continuing to generate double-digit growth.”

Premium Revenue
Premium revenue was $8.2 billion for the third quarter of 2023, an increase of 8% year over year. The higher premium revenue reflects changing member mix year over year.

Net Income
GAAP net income for the third quarter of 2023 was $4.21 per diluted share, an increase of 7% year over year. The GAAP EPS includes a $0.54 per share nonrecurring credit loss charge for a Marketplace risk adjustment receivable in the Company’s Texas health plan. Adjusted net income for the third quarter of 2023 was $5.05 per diluted share, an increase of 16% year over year.

Medical Care Ratio (MCR)
•The consolidated MCR for the third quarter of 2023 was 88.7%.
•The Medicaid MCR for the third quarter of 2023 was 88.8%, in line with the Company’s expectation and long-term target range.
•The Medicare MCR for the third quarter of 2023 was 92.4%, above the Company’s long‑term target range, reflecting higher utilization of outpatient, professional, and in-home services.
•The Marketplace MCR for the third quarter of 2023 was 78.9%, reflecting the Company’s pricing strategy and improved risk adjustment results.

General and Administrative Expense Ratio
The G&A ratio and the adjusted G&A ratio for the third quarter of 2023 were both 7.1%, reflecting new business implementation spending relating to new contract wins.

Balance Sheet
Cash and investments at the parent company were $481 million as of September 30, 2023 compared to $375 million as of December 31, 2022.
Days in claims payable at September 30, 2023 was 51.

Cash Flow
Operating cash flow for the nine months ended September 30, 2023 was $2,352 million, compared to $985 million for the nine months ended September 30, 2022. The increase compared to the prior year was primarily due to the net impact of timing differences in government receivables and payables, and the growth in operations.

2023 Guidance
The Company affirms its full-year 2023 adjusted earnings per share guidance of at least $20.75, reflecting third quarter results that were largely consistent with the Company’s expectations, in addition to considerations of seasonality and conservatism.

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
Conference Call
Management will host a conference call and webcast to discuss Molina Healthcare’s third quarter 2023 results at 8:00 a.m. Eastern Time on Thursday, October 26, 2023. The number to call for the interactive teleconference is (877) 883-0383 and the confirmation number is 2183620. A telephonic replay of the conference call will be available through Thursday, November 2, 2023, by dialing (877) 344-7529 and entering confirmation number 3586044. A live audio broadcast of this conference call will be available on Molina Healthcare’s website, molinahealthcare.com. A 30-day online replay will be available approximately an hour following the conclusion of the live broadcast.

About Molina Healthcare
Molina Healthcare, Inc., a FORTUNE 500 company, provides managed healthcare services under the Medicaid and Medicare programs and through the state insurance marketplaces. For more information about Molina Healthcare, please visit molinahealthcare.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This earnings release and the Company’s accompanying oral remarks contain forward-looking statements. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements provide current expectations of future events based on certain assumptions, and all statements other than statements of historical fact contained in this earnings release and the Company’s accompanying oral remarks may be forward-looking statements. In some cases, you can identify forward-looking statements by words such as “guidance,” “future,” “anticipates,” “believes,” “embedded,” “estimates,” “expects,” “growth,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” or the negative of these terms or other similar expressions. Forward-looking statements contained in this earnings release and the Company’s accompanying oral remarks include, but are not limited to, statements regarding its 2023 guidance, Medicaid redeterminations, and future revenue growth.
Actual results could differ materially due to numerous known and unknown risks and uncertainties. These risks and uncertainties are discussed under the headings “Forward-Looking Statements,” and “Risk Factors,” in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2022, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including its Quarterly Report on Form 10-Q for the period ended September 30, 2023.
These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or developments projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this release represent the Company’s judgment as of October 25, 2023, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statement to conform the statement to actual results or changes in its expectations.
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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

	(In millions, except per-share amounts)
Revenue:
Premium revenue	$8,240	$7,636	$24,167	$22,966
Premium tax revenue	176	223	517	646
Investment income	112	49	280	82
Other revenue	20	19	60	57
Total revenue	8,548	7,927	25,024	23,751
Operating expenses:
Medical care costs	7,306	6,748	21,215	20,183
General and administrative expenses	608	560	1,817	1,682
Premium tax expenses	176	223	517	646
Depreciation and amortization	42	45	128	129
Other	57	16	90	43
Total operating expenses	8,189	7,592	23,767	22,683
Operating income	359	335	1,257	1,068
Other expenses, net:
Interest expense	27	28	82	83
Total other expenses, net	27	28	82	83
Income before income tax expense	332	307	1,175	985
Income tax expense	87	77	300	249
Net income	$245	$230	$875	$736

Net income per share – Diluted	$4.21	$3.95	$15.08	$12.58

Diluted weighted average shares outstanding	58.1	58.3	58.1	58.5

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2023	2022
	Unaudited
	(Dollars in millions, except per-share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$5,565	$4,006
Investments	4,111	3,499
Receivables	2,460	2,302
Prepaid expenses and other current assets	332	277
Total current assets	12,468	10,084
Property, equipment, and capitalized software, net	290	259
Goodwill and intangible assets, net	1,471	1,390
Restricted investments	261	238
Deferred income taxes	255	220
Other assets	125	123
Total assets	$14,870	$12,314

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$4,235	$3,528
Amounts due government agencies	2,476	2,079
Accounts payable, accrued liabilities and other	1,090	889
Deferred revenue	691	359
Total current liabilities	8,492	6,855
Long-term debt	2,179	2,176
Finance lease liabilities	199	215
Other long-term liabilities	121	104
Total liabilities	10,991	9,350
Stockholders’ equity:
Common stock, $0.001 par value, 150 million shares authorized; outstanding: 58 million shares at each of September 30, 2023, and December 31, 2022	—	—
Preferred stock, $0.001 par value; 20 million shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	373	328
Accumulated other comprehensive loss	(165)	(160)
Retained earnings	3,671	2,796
Total stockholders’ equity	3,879	2,964
Total liabilities and stockholders’ equity	$14,870	$12,314

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
	2023	2022

	(In millions)
Operating activities:
Net income	$875	$736
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	128	129
Deferred income taxes	(33)	(35)
Share-based compensation	88	80
Other, net	3	(3)
Changes in operating assets and liabilities:
Receivables	(132)	(15)
Prepaid expenses and other current assets	(69)	(110)
Medical claims and benefits payable	611	251
Amounts due government agencies	377	(360)
Accounts payable, accrued liabilities and other	(137)	(40)
Deferred revenue	332	293
Income taxes	309	59
Net cash provided by operating activities	2,352	985
Investing activities:
Purchases of investments	(1,295)	(1,764)
Proceeds from sales and maturities of investments	670	1,082
Net cash paid in business combinations	(3)	(134)
Purchases of property, equipment, and capitalized software	(89)	(81)
Other, net	(2)	(41)
Net cash used in investing activities	(719)	(938)
Financing activities:
Common stock withheld to settle employee tax obligations	(60)	(53)
Common stock purchases	—	(200)
Contingent consideration liabilities settled	—	(20)
Other, net	(1)	15
Net cash used in financing activities	(61)	(258)
Net increase (decrease) in cash, cash equivalents, and restricted cash and cash equivalents	1,572	(211)
Cash, cash equivalents, and restricted cash and cash equivalents at beginning of period	4,048	4,506
Cash, cash equivalents, and restricted cash and cash equivalents at end of period	$5,620	$4,295

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
UNAUDITED SEGMENT DATA
(Dollars in millions)

	September 30,	December 31,	September 30,
	2023	2022	2022
Ending Membership by Segment:
Medicaid	4,757,000	4,754,000	4,667,000
Medicare	173,000	156,000	155,000
Marketplace	276,000	348,000	353,000
Total	5,206,000	5,258,000	5,175,000

	Three Months Ended September 30,
	2023			2022
	Premium Revenue	Medical Margin	MCR (1)	Premium Revenue	Medical Margin	MCR (1)

Medicaid	$6,711	$752	88.8%	$6,125	$703	88.5%
Medicare	1,032	78	92.4	947	108	88.7
Marketplace	497	104	78.9	564	77	86.3
Consolidated	$8,240	$934	88.7%	$7,636	$888	88.4%

	Nine Months Ended September 30,
	2023			2022
	Premium Revenue	Medical Margin	MCR (1)	Premium Revenue	Medical Margin	MCR (1)

Medicaid	$19,545	$2,242	88.5%	$18,406	$2,168	88.2%
Medicare	3,122	317	89.8	2,847	360	87.4
Marketplace	1,500	393	73.8	1,713	255	85.1
Consolidated	$24,167	$2,952	87.8%	$22,966	$2,783	87.9%

(1)The MCR represents medical costs as a percentage of premium revenue.

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
CHANGE IN MEDICAL CLAIMS AND BENEFITS PAYABLE
(Dollars in millions)

The Company’s claims liabilities include additional reserves to account for moderately adverse conditions based on historical experience and other factors including, but not limited to, variations in claims payment patterns, changes in utilization and cost trends, known outbreaks of disease, and large claims. The Company’s reserving methodology is consistently applied across all periods presented. The amounts displayed for “Components of medical care costs related to: Prior year” represent the amounts by which the original estimates of claims and benefits payable at the beginning of the year were more than the actual liabilities based on information (principally the payment of claims) developed since those liabilities were first reported. The following table presents the components of the change in medical claims and benefits payable for the periods indicated:

	Nine Months Ended
	September 30,
	2023	2022

	Unaudited
Medical claims and benefits payable, beginning balance	$3,528	$3,363
Components of medical care costs related to:
Current year	21,573	20,521
Prior year	(358)	(338)
Total medical care costs	21,215	20,183
Payments for medical care costs related to:
Current year	18,228	17,538
Prior year	2,707	2,481
Total paid	20,935	20,019
Acquired balances, net of post-acquisition adjustments	96	8
Change in non-risk and other provider payables	331	87
Medical claims and benefits payable, ending balance	$4,235	$3,622

Days in Claims Payable (1)	51	50

__________________
(1)The Company calculates Days in Claims Payable using claims incurred but not paid, or IBNP, and other fee-for-service payables included in medical claims and benefits payable, and quarterly fee-for-service related costs included in medical care costs within the Company’s consolidated financial statements.

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
RECONCILIATION OF UNAUDITED NON-GAAP FINANCIAL MEASURES
(In millions, except per diluted share amounts)

The Company believes that certain non-GAAP (generally accepted accounting principles) financial measures are useful supplemental measures to investors in comparing the Company’s performance to the performance of other public companies in the health care industry. The non-GAAP financial measures are also used internally to enable management to assess the Company’s performance consistently over time. These non-GAAP financial measures, presented below, should be considered as supplements to, and not as substitutes for or superior to, GAAP measures.
Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations.
Adjusted G&A Ratio represents the GAAP G&A ratio, recognizing adjustments.
Adjusted net income represents GAAP net income recognizing the adjustments, net of tax. The Company believes that adjusted net income is helpful to investors in assessing the Company’s financial performance.
Adjusted net income per diluted share represents adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.
Adjusted after-tax margin represents adjusted net income, divided by total revenue.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2023		2022		2023		2022
	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share
GAAP Net income	$245	$4.21	$230	$3.95	$875	$15.08	$736	$12.58
Adjustments:
Amortization of intangible assets	$20	$0.36	$19	$0.33	$63	$1.09	$56	$0.96
Acquisition-related expenses (1)	2	0.04	12	0.21	4	0.07	38	0.65
Other (2)	41	0.70	—	—	41	0.70	—	—
Subtotal, adjustments	63	1.10	31	0.54	108	1.86	94	1.61
Income tax effect	(14)	(0.26)	(7)	(0.13)	(25)	(0.44)	(22)	(0.38)
Adjustments, net of tax	49	0.84	24	0.41	83	1.42	72	1.23
Adjusted net income	$294	$5.05	$254	$4.36	$958	$16.50	$808	$13.81

__________________
(1)Reflects non-recurring costs associated with acquisitions, including various transaction and certain integration costs.
(2)The three and nine months ended September 30, 2023, reflect a credit loss on 2022 Marketplace risk adjustment receivables due to the insolvency of an issuer in the Texas risk pool. The nine months ended September 30, 2022, includes certain non-recurring costs associated with gain on lease termination and disposal of fixed assets.

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Molina Healthcare, Inc. Reports Third Quarter 2023 Financial Results

October 25, 2023
MOLINA HEALTHCARE, INC.
RECONCILIATION OF UNAUDITED NON-GAAP FINANCIAL MEASURES (CONTINUED)
2023 GUIDANCE

	Amount	Per Diluted Share (2)
GAAP Net income	$1,099	$18.92
Adjustments:
Amortization of intangible assets	87	1.50
Acquisition-related expenses	5	0.08
Other	48	0.82
Subtotal, adjustments	140	2.40
Income tax effect (1)	(33)	(0.57)
Adjustments, net of tax	107	1.83
Adjusted net income	1,206	20.75

__________________
(1)Income tax effect calculated at the statutory tax rate of approximately 25.3%.
(2)Computations assume approximately 58.1 million diluted weighted average shares outstanding.
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